                                                                   Exhibit 99.3


                            STOCKHOLDERS AGREEMENT

         STOCKHOLDERS AGREEMENT, dated as of December 27, 2000 (this "Agreement"), among Lion Bioscience Aktiengesellschaft, a German corporation (the "Parent"), and certain stockholders of Trega Biosciences, Inc., a Delaware corporation (the "Company"), which are parties hereto (each, a "Stockholder" and, collectively, the "Stockholders"). Capitalized terms used without definition herein have the meanings assigned to them in the Merger Agreement (as hereinafter defined).

                                   WITNESSETH:

         WHEREAS, the Parent and the Company are, concurrently with the execution and delivery of this Agreement, entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), pursuant to which the Parent and the Company intend to combine their businesses by merging Merger Sub with and into the Company and making the Company a wholly owned subsidiary of the Parent (the "Merger");

         WHEREAS, as of the date hereof, each Stockholder is the record and beneficial owner of the number of shares of common stock, par value $0.001 per share, of the Company ("Company Common Stock"), the options and rights to purchase the Company Common Stock and any other shares of voting capital stock of the Company, in each case, as set forth on Schedule A attached hereto (with respect to each Stockholder, such Stockholder's "Existing Shares" and, together with any shares of the Company Common Stock or other voting capital stock of the Company acquired after the date hereof, whether upon the exercise of warrants, options, conversion of convertible securities or otherwise, such Stockholder's "Shares");

         WHEREAS, pursuant to the Merger Agreement, each Stockholder is entitled to receive, at the Effective Time of the Merger, American Depositary Shares ("Parent ADSs") representing shares of the Parent ("Parent Shares") (such Parent Shares and Parent ADSs, together with any Parent Shares or Parent ADSs acquired upon the exercise of any warrants or options or upon the conversion of convertible securities acquired prior to the Effective Time, whether or not such exercise or conversion occurred prior to the Effective Time, the "Parent Securities");

         WHEREAS, approval of the stockholders of the Company is necessary to consummate the Merger; and

         WHEREAS, as an inducement and a condition to entering into the Merger Agreement, the Parent has required that each Stockholder agree, and each Stockholder has agreed, to enter into this Agreement, pursuant to which, among other things, such Stockholder agrees to vote all of its Shares to approve the Merger, upon the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I

                                     VOTING

         1.1 AGREEMENT TO VOTE. Each Stockholder hereby agrees that it shall, and shall cause the holder of record on any applicable record date to, from time to time, at the request of the Parent, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of stockholders of the Company, however called, (a) if a meeting is held, appear at such meeting or otherwise cause the Shares to be counted as present thereat for purposes of establishing a quorum, and (b) vote or consent (or cause to be voted or consented), in person or by proxy, all Shares, and any other voting securities of the Company (whether acquired heretofore or hereafter) that are beneficially owned or held of record by such Stockholder or as to which such Stockholder has, directly or indirectly, the right to vote or direct the voting, in favor of the approval and adoption of, and against any action or agreement that would compete, impede or interfere with the approval and adoption of, the Merger Agreement, the Merger and any action required in furtherance thereof.

         Each Stockholder hereby agrees that it will not, nor will it permit any entity under its control to, (a) solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act")) in opposition to or in competition with the consummation of the Merger and the other transactions contemplated by the Merger Agreement or otherwise encourage or assist any party in taking or planning any action which would compete with or otherwise serve to interfere with or inhibit the timely consummation of the Merger in accordance with the terms of the Merger Agreement, (b) directly or indirectly encourage, initiate or cooperate in a shareholders' vote or action by consent of the Company's stockholders in opposition to or in competition with the consummation of the Merger or (c) become a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company for purposes of opposing or competing with the consummation of the Merger.

         1.2 GRANT OF PROXY. In furtherance and not in limitation of the foregoing, each Stockholder hereby grants to, and appoints, the Parent and each of Messrs. Friederich von Bohlen und Halback and Klaus Sprockamp, in their respective capacities as officers of the Parent, and any individual who shall hereafter succeed any such officer of the Parent, and any other designee of the Parent, each of them individually, its irrevocable proxy and attorney-in-fact (with full power of substitution and resubstitution) to vote the Shares as indicated in this Article I. Each Stockholder intends this proxy to be irrevocable and coupled with an interest and will take such further action and execute such other instruments as may be necessary to effectuate the intent of this proxy. Each Stockholder hereby revokes any and all previous proxies with respect to such Stockholder's Shares or any other voting securities of the Company that relate to the approval of the Merger Agreement.

         1.3 NO OWNERSHIP INTEREST. Nothing contained in this Agreement shall be deemed to vest in the Parent any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Stockholders, and the Parent shall have no authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct the Stockholders in the voting of any of the Shares, except as otherwise provided herein, or in the performance of the Stockholders' duties or responsibilities as stockholders of the Company.

         1.4 EVALUATION OF INVESTMENT. Each Stockholder, by reason of its knowledge and experience in financial and business matters, believes itself capable of evaluating the merits and risks of the investment in the Parent ADSs and the Parent Shares underlying such Parent ADSs as contemplated by the Merger Agreement.

         1.5 DOCUMENTS DELIVERED. Each Stockholder acknowledges receipt of copies of the Merger Agreement and all exhibits and schedules thereto. Each Stockholder also acknowledges that such Stockholder possesses all the information relating to the Company and the Parent which such Stockholder deems relevant or material to such Stockholder's investment in the Parent ADSs and the underlying Parent Shares should the Merger be consummated and to its entering into this Agreement.

         1.6 NO INCONSISTENT VOTING AGREEMENTS. Each Stockholder hereby covenants and agrees that, except as contemplated by this Agreement and the Merger Agreement, the Stockholder (a) has not entered, and shall not enter at any time while this Agreement remains in effect, into any voting agreement or voting trust with respect to the Shares and (b) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy or power of attorney with respect to the Shares, in either case, which is inconsistent with such Stockholder's obligations pursuant to this Agreement.

         1.7 FIDUCIARY DUTY. Notwithstanding any other provision herein to the contrary, nothing in this Agreement shall be deemed to apply to, or to limit in any manner, the obligations of any Stockholder or such Stockholder's affiliates with respect to the fiduciary duties of such Stockholder or such Stockholder's affiliates as an officer or director of the Company.

                                   ARTICLE II

               REPRESENTATIONS AND WARRANTIES OF EACH STOCKHOLDER

         Each Stockholder hereby, severally and not jointly, represents and warrants to the Parent as follows:

         2.1 AUTHORIZATION; VALIDITY OF AGREEMENT; NECESSARY ACTION. Such Stockholder has full power and authority to execute and deliver this Agreement, to perform such Stockholder's obligations hereunder and to consummate the transactions contemplated hereby. In the case of any Stockholder that is not a natural person, the execution, delivery and performance by such Stockholder of this Agreement and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by such Stockholder and no other actions or proceedings on the part of such Stockholder are necessary to authorize the execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder, and, assuming this Agreement constitutes a valid and binding obligation of the Parent, constitutes a valid and binding obligation of such Stockholder, enforceable against it in accordance with its terms, subject to (i) the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other similar federal or state laws affecting the rights of creditors and (ii) the effect or availability of rules of law governing specific performance, injunctive relief or other equitable remedies (regardless of whether any such remedy is considered in a proceeding at law or in equity).

         2.2 CONSENTS AND APPROVAL; NO VIOLATIONS. None of the execution, delivery or performance of this Agreement by such Stockholder nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the provisions hereof will (i) require any filing, registration or declaration with, or consent, approval, order, or authorization of, any Governmental Entity, (ii) result in a violation or breach of, or constitute a default under, any contract, agreement or other instrument or obligation to which such Stockholder is a party or (iii) violate any judgment, permit, order, decree, statute, ordinance, law, rule or regulation applicable to it or any of its properties or assets.

         2.3 SHARES. Such Stockholder's Existing Shares are, and all of its Shares from the date hereof through and on the Closing Date will be, owned beneficially and of record by such Stockholder (subject to any dispositions of Shares permitted by Section 3.1(b)). As of the date hereof, such Stockholder's Existing Shares constitute all of the shares of the Company Common Stock owned of record or beneficially by such Stockholder. All of such Stockholder's Existing Shares are issued and outstanding, and, except as set forth on Schedule A hereto, such Stockholder does not own, of record or beneficially, any warrants, options or other rights to acquire any shares of the Company Common Stock or any other capital stock of the Company. Such Stockholder has sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Article I, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Stockholder's Existing Shares, and will have sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Article I, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Stockholder's Shares on the record date for and actual date of the Company Shareholders Meeting (subject to any dispositions of Shares permitted by Section 3.1(b)), with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement. Such Stockholder has good and marketable title to its Existing Shares and at all times during the term hereof and at the Effective Time will have good and marketable title to its Shares.

                                   ARTICLE III

                                    COVENANTS

         3.1      LIMITATIONS ON TRANSFER OF SHARES PRIOR TO EFFECTIVE TIME.

         (a) Each Stockholder, severally and not jointly, hereby agrees not to take any of the following actions while Article I of this Agreement is in effect, except in accordance with subsection (b) of this Section 3.1:

              (i) tender any of such Stockholder's Shares or any securities convertible into or exchangeable or exercisable for such Stockholder's Shares to any person, other than the Exchange Agent, the Parent or the Merger Sub;

              (ii) sell, transfer, pledge, encumber, assign or otherwise dispose of any of such Stockholder's Shares or any securities convertible into or exchangeable or exercisable for such Stockholder's Shares, other than to the Exchange Agent, the Parent or the Merger Sub;

              (iii) enforce or permit the execution of the provisions of any redemption, share purchase or sale, recapitalization or other agreement with the Company; or

              (iv) enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, pledge, encumbrance, assignment or other disposition of, any of its Shares, any securities convertible into or exchangeable or exercisable for Company Common Stock, any other capital stock of the Company or any interest in any of the foregoing with any person, other than the Exchange Agent, the Parent or Merger Sub or as may be contemplated by Section 2.5 of the Merger Agreement.

         (b) Notwithstanding subsection (a) above, a Stockholder may take an action described in subsection (a) if (i) the Parent gives its prior written consent to such action or (ii) the proposed transferee agrees in writing, in an instrument reasonably acceptable to the Parent, to be bound by this Agreement as a Stockholder and grants with respect to any Shares so proposed to be acquired the proxy described in Section 1.2 of this Agreement, and such transfer is consummated at least thirty (30) days prior to the Effective Time.

         (c) No Stockholder shall request that the Company or its transfer agent register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of such Stockholder's Shares, and each Stockholder hereby consents to the entry of stop transfer instructions by the Company of any transfer of such Stockholder's Shares, unless such transfer is made in compliance with this Agreement.

         (d) In the event of a stock dividend or distribution, or any change in Company Common Stock by reason of any stock dividend or distribution, or any change, in Company Common Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term "Shares" shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any securities into which or for which any or all of the Shares may be changed or exchanged or which are received in such transaction.

         (e) Each Stockholder agrees not to, and agrees not to authorize or permit any affiliate, director, officer, employee, or any investment banker, attorney or other advisor, agent or representative of such Stockholder (collectively, the "Representatives") to, directly or indirectly, (i) initiate, solicit, encourage or knowingly facilitate, or take any action to initiate, solicit, encourage or knowingly facilitate, any inquiries or communications or the making of any proposal or offer that constitutes or may constitute an Acquisition Proposal, or (ii) have any discussion with or provide any confidential information or data to any Person relating to an Acquisition Proposal, or engage in any negotiations concerning an Acquisition Proposal or knowingly facilitate any effort or attempt to make or implement an Acquisition Proposal. Each Stockholder agrees that it will, and will cause its Representatives to, immediately cease and cause to be terminated any activities, discussions or negotiations existing as of the date hereof with any parties conducted heretofore with respect to any Acquisition Proposal. Notwithstanding the foregoing, nothing in this Section 3.1(e) is intended to prevent the Company from taking any action that is expressly permitted pursuant to Article V (E.G., Section 5.7) of the Merger Agreement.

                                   ARTICLE IV

                                  MISCELLANEOUS

         4.1 TERMINATION. This Agreement shall terminate and no party shall have any rights or duties hereunder if the Merger Agreement terminates pursuant to
Section 7.1 thereof. In addition, the Stockholders' obligations under Article I and Section 3.1 shall terminate at the Effective Time. Nothing in this Section
4.1 shall relieve or otherwise limit any party of liability for breach of this Agreement.

         4.2 FURTHER ASSURANCES. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate the transactions contemplated by the Merger Agreement and this Agreement.

         4.3 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or by telecopy or facsimile, upon confirmation of receipt, (b) on the third business day following the date of dispatch if delivered by a recognized next-day courier service, or (c) on the tenth business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

         (a)     if to the Parent to:

                 LION BIOSCIENCE AKTIENGESELLSCHAFT
                 Waldhofer Str. 98
                 69123 Heidelberg, Germany
                 Attention: Klaus Sprockamp, Chief Financial Officer
                            Sven Riethmuller, General Counsel
                 Fax:  011-49-6221-4038-450
                 with a copy to:

                 McDermott, Will & Emery
                 227 West Monroe Street
                 Chicago, Illinois 60606, U.S.A.
                 (312) 984-7700
                 Attn:  Bernard Kramer, Esq.

         (b) if to a Stockholder, as provided on the signature page hereof, with a copy to:

                 Pillsbury Madison & Sutro LLP
                 11975 El Camino Real, Suite 200
                 San Diego, CA  92130
                 Attn:  Mike Hird
                 Fax:  (858) 509-4010

         4.4 INTERPRETATION. When a reference is made in this Agreement to Sections, Exhibits or Schedules, such reference shall be to a Section of, or Exhibit or Schedule to, this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

         4.5 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that both parties need not sign the same counterpart.

         4.6 ENTIRE AGREEMENT; NO THIRD PARTY BENEFICIARIES.

         (a) This Agreement and the other agreements of the parties referred to herein constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

         (b) This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

         4.7 GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware (without giving effect to choice of law principles thereof).

         4.8 SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this

Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

         4.9 AMENDMENT. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         4.10 ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, in whole or in part (whether by operation of law or otherwise), without the prior written consent of the other party, and any attempt to make any such assignment without such consent shall be null and void, except that the Parent may assign, in its sole discretion, any or all of its rights, interests and obligations under this Agreement to any direct wholly owned Subsidiary of the Parent or the Exchange Agent without the consent of any Stockholder, but no such assignment shall relieve the Parent of any of its obligations under this Agreement. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

         4.11 SUBMISSION TO JURISDICTION; WAIVERS. Each of the Parent and the Stockholders irrevocably agrees that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns may be brought and determined in the Chancery or other Courts of the State of Delaware, and each of the Parent and the Stockholders hereby irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the nonexclusive jurisdiction of the aforesaid courts. Each of the Parent and the Stockholders hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process,
(b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

         4.12 SPECIFIC PERFORMANCE. Each of the parties hereto acknowledge that it will be impossible to measure in money the damage to the other parties if a party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other parties will not have an adequate remedy at law or damages. Accordingly, each party hereto agrees that injunctive relief of other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that the other parties have an adequate remedy at law. Each party hereto agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

         4.13 FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of any party hereto in the exercise of any right hereunder will impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor will any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive to, and not exclusive of, any rights or remedies otherwise available.

         4.14 ATTORNEY'S FEES. In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall, to the extent permitted by applicable law, be entitled to recover all attorney's fees in addition to any other available remedy.

         IN WITNESS WHEREOF, the Parent and each of the Stockholders have caused this Agreement to be signed by their respective officers or other authorized person thereunto duly authorized as of the date first written above.

                                           LION BIOSCIENCE AKTIENGESELLSCHAFT


                                           By:      /s/ Friedrich von Bohlen
                                                    ----------------------------
                                           Name:    Friedrich von Bohlen
                                                    ----------------------------
                                           Title:   CEO
                                                    ----------------------------

                                           By:      /s/ Klaus Sprockamp
                                                    ----------------------------
                                           Name:    Klaus Sprockamp
                                                    ----------------------------
                                           Title:   CFO/COO
                                                    ----------------------------

                                SIGNATURE PAGE TO

                             STOCKHOLDERS AGREEMENT

                                  BY AND AMONG

                       LION BIOSCIENCE AKTIENGESELLSCHAFT

                       AND EACH STOCKHOLDER NAMED THEREIN

         The undersigned hereby executes and delivers the Stockholders Agreement (the "STOCKHOLDERS AGREEMENT") to which this Signature Page is attached, which Stockholders Agreement and Signature Page, together with all counterparts of such Stockholders Agreement and Signature Pages of the other Stockholders with respect to such Stockholders Agreement, shall constitute one and the same document in accordance with the terms of such Stockholders Agreement.


                                  /s/ Robert S. Whitehead
                                  ---------------------------------------------
                                  Robert S. Whitehead

                                  Address: 16140 El Camino Real (P.O. Box 877) Rancho Santa Fe, CA 92067

                                SIGNATURE PAGE TO

                             STOCKHOLDERS AGREEMENT

                                  BY AND AMONG

                       LION BIOSCIENCE AKTIENGESELLSCHAFT

                       AND EACH STOCKHOLDER NAMED THEREIN

         The undersigned hereby executes and delivers the Stockholders Agreement (the "STOCKHOLDERS AGREEMENT") to which this Signature Page is attached, which Stockholders Agreement and Signature Page, together with all counterparts of such Stockholders Agreement and Signature Pages of the other Stockholders with respect to such Stockholders Agreement, shall constitute one and the same document in accordance with the terms of such Stockholders Agreement.



                                 /s/ James C. Blair
                                 ---------------------------------------------
                                 James C. Blair

                                 Address:     10 Jennifer Place
                                              Glen Rock, N.J.  07452

                                SIGNATURE PAGE TO

                             STOCKHOLDERS AGREEMENT

                                  BY AND AMONG

                       LION BIOSCIENCE AKTIENGESELLSCHAFT

                       AND EACH STOCKHOLDER NAMED THEREIN

         The undersigned hereby executes and delivers the Stockholders Agreement (the "STOCKHOLDERS AGREEMENT") to which this Signature Page is attached, which Stockholders Agreement and Signature Page, together with all counterparts of such Stockholders Agreement and Signature Pages of the other Stockholders with respect to such Stockholders Agreement, shall constitute one and the same document in accordance with the terms of such Stockholders Agreement.



                                  /s/ Michael G. Grey
                                  --------------------------------------------
                                  Michael G. Grey

                                  Address:     6550 Monte Fuego
                                               Rancho Santa Fe, CA  92067-5614

                                SIGNATURE PAGE TO

                             STOCKHOLDERS AGREEMENT

                                  BY AND AMONG

                       LION BIOSCIENCE AKTIENGESELLSCHAFT

                       AND EACH STOCKHOLDER NAMED THEREIN

         The undersigned hereby executes and delivers the Stockholders Agreement (the "STOCKHOLDERS AGREEMENT") to which this Signature Page is attached, which Stockholders Agreement and Signature Page, together with all counterparts of such Stockholders Agreement and Signature Pages of the other Stockholders with respect to such Stockholders Agreement, shall constitute one and the same document in accordance with the terms of such Stockholders Agreement.



                                  /s/ Lawrence D. Muschek
                                  --------------------------------------------
                                  Lawrence D. Muschek

                                  Address:     116 Glen Arvin Road
                                               Leesburg, GA  31763

                                SIGNATURE PAGE TO

                             STOCKHOLDERS AGREEMENT

                                  BY AND AMONG

                       LION BIOSCIENCE AKTIENGESELLSCHAFT

                       AND EACH STOCKHOLDER NAMED THEREIN

         The undersigned hereby executes and delivers the Stockholders Agreement (the "STOCKHOLDERS AGREEMENT") to which this Signature Page is attached, which Stockholders Agreement and Signature Page, together with all counterparts of such Stockholders Agreement and Signature Pages of the other Stockholders with respect to such Stockholders Agreement, shall constitute one and the same document in accordance with the terms of such Stockholders Agreement.



                                  /s/ Harvey S. Sadow
                                  --------------------------------------------
                                  Harvey S. Sadow

                                  Address:     120-36 Prospect Street
                                               Ridgefield, CT  06877

                                SIGNATURE PAGE TO

                             STOCKHOLDERS AGREEMENT

                                  BY AND AMONG

                       LION BIOSCIENCE AKTIENGESELLSCHAFT

                       AND EACH STOCKHOLDER NAMED THEREIN

         The undersigned hereby executes and delivers the Stockholders Agreement (the "STOCKHOLDERS AGREEMENT") to which this Signature Page is attached, which Stockholders Agreement and Signature Page, together with all counterparts of such Stockholders Agreement and Signature Pages of the other Stockholders with respect to such Stockholders Agreement, shall constitute one and the same document in accordance with the terms of such Stockholders Agreement.



                                  /s/ Ronald R. Tuttle
                                  --------------------------------------------
                                  Ronald R. Tuttle

                                  Address:     2704 Vista Del Sembrado
                                               Escondido, CA  92025

                                SIGNATURE PAGE TO

                             STOCKHOLDERS AGREEMENT

                                  BY AND AMONG

                       LION BIOSCIENCE AKTIENGESELLSCHAFT

                       AND EACH STOCKHOLDER NAMED THEREIN

         The undersigned hereby executes and delivers the Stockholders Agreement (the "STOCKHOLDERS AGREEMENT") to which this Signature Page is attached, which Stockholders Agreement and Signature Page, together with all counterparts of such Stockholders Agreement and Signature Pages of the other Stockholders with respect to such Stockholders Agreement, shall constitute one and the same document in accordance with the terms of such Stockholders Agreement.



                                  /s/ Myra N. Williams
                                  --------------------------------------------
                                  Myra N. Williams

                                  Address:     101 Broadmead Street
                                               Princeton, N.J.  08540

                                SIGNATURE PAGE TO

                             STOCKHOLDERS AGREEMENT

                                  BY AND AMONG

                       LION BIOSCIENCE AKTIENGESELLSCHAFT

                       AND EACH STOCKHOLDER NAMED THEREIN

         The undersigned hereby executes and delivers the Stockholders Agreement (the "STOCKHOLDERS AGREEMENT") to which this Signature Page is attached, which Stockholders Agreement and Signature Page, together with all counterparts of such Stockholders Agreement and Signature Pages of the other Stockholders with respect to such Stockholders Agreement, shall constitute one and the same document in accordance with the terms of such Stockholders Agreement.



                                  /s/ Bruce L.A. Carter
                                  --------------------------------------------
                                  Bruce L.A. Carter

                                  Address:     c/o The Crystal Lodge Hotel
                                               4154 Village Green
                                               Whistler, B.C.
                                               Canada VON 184

                                SIGNATURE PAGE TO

                             STOCKHOLDERS AGREEMENT

                                  BY AND AMONG

                       LION BIOSCIENCE AKTIENGESELLSCHAFT

                       AND EACH STOCKHOLDER NAMED THEREIN

         The undersigned hereby executes and delivers the Stockholders Agreement (the "STOCKHOLDERS AGREEMENT") to which this Signature Page is attached, which Stockholders Agreement and Signature Page, together with all counterparts of such Stockholders Agreement and Signature Pages of the other Stockholders with respect to such Stockholders Agreement, shall constitute one and the same document in accordance with the terms of such Stockholders Agreement.



                                  /s/ George Grass
                                  --------------------------------------------
                                  George Grass

                                  Address:
                                           -----------------------------------

                                           -----------------------------------

                                SIGNATURE PAGE TO

                             STOCKHOLDERS AGREEMENT

                                  BY AND AMONG

                       LION BIOSCIENCE AKTIENGESELLSCHAFT

                       AND EACH STOCKHOLDER NAMED THEREIN

         The undersigned hereby executes and delivers the Stockholders Agreement (the "STOCKHOLDERS AGREEMENT") to which this Signature Page is attached, which Stockholders Agreement and Signature Page, together with all counterparts of such Stockholders Agreement and Signature Pages of the other Stockholders with respect to such Stockholders Agreement, shall constitute one and the same document in accordance with the terms of such Stockholders Agreement.



                                  /s/ Gerard A. Wills
                                  --------------------------------------------
                                  Gerard A. Wills

                                  Address:
                                              --------------------------------

                                              --------------------------------

                                SIGNATURE PAGE TO

                             STOCKHOLDERS AGREEMENT

                                  BY AND AMONG

                       LION BIOSCIENCE AKTIENGESELLSCHAFT

                       AND EACH STOCKHOLDER NAMED THEREIN

         The undersigned hereby executes and delivers the Stockholders Agreement (the "STOCKHOLDERS AGREEMENT") to which this Signature Page is attached, which Stockholders Agreement and Signature Page, together with all counterparts of such Stockholders Agreement and Signature Pages of the other Stockholders with respect to such Stockholders Agreement, shall constitute one and the same document in accordance with the terms of such Stockholders Agreement.



                                  /s/ Richard Kaufman
                                  --------------------------------------------
                                  Richard Kaufman

                                  Address:
                                             ---------------------------------

                                             ---------------------------------

                                SIGNATURE PAGE TO

                             STOCKHOLDERS AGREEMENT

                                  BY AND AMONG

                       LION BIOSCIENCE AKTIENGESELLSCHAFT

                       AND EACH STOCKHOLDER NAMED THEREIN

         The undersigned hereby executes and delivers the Stockholders Agreement (the "STOCKHOLDERS AGREEMENT") to which this Signature Page is attached, which Stockholders Agreement and Signature Page, together with all counterparts of such Stockholders Agreement and Signature Pages of the other Stockholders with respect to such Stockholders Agreement, shall constitute one and the same document in accordance with the terms of such Stockholders Agreement.


                                   /s/ Edward Yip
                                   ------------------------------------------
                                   Edward Yip

                                   Address:
                                            ---------------------------------

                                            ---------------------------------

                                SIGNATURE PAGE TO

                             STOCKHOLDERS AGREEMENT

                                  BY AND AMONG

                       LION BIOSCIENCE AKTIENGESELLSCHAFT

                       AND EACH STOCKHOLDER NAMED THEREIN

         The undersigned hereby executes and delivers the Stockholders Agreement (the "STOCKHOLDERS AGREEMENT") to which this Signature Page is attached, which Stockholders Agreement and Signature Page, together with all counterparts of such Stockholders Agreement and Signature Pages of the other Stockholders with respect to such Stockholders Agreement, shall constitute one and the same document in accordance with the terms of such Stockholders Agreement.


                                   /s/ Mark Schwartz
                                   ------------------------------------------
                                   Mark Schwartz

                                   Address:
                                            ---------------------------------

                                            ---------------------------------

                                SIGNATURE PAGE TO

                             STOCKHOLDERS AGREEMENT

                                  BY AND AMONG

                       LION BIOSCIENCE AKTIENGESELLSCHAFT

                       AND EACH STOCKHOLDER NAMED THEREIN

         The undersigned hereby executes and delivers the Stockholders Agreement (the "STOCKHOLDERS AGREEMENT") to which this Signature Page is attached, which Stockholders Agreement and Signature Page, together with all counterparts of such Stockholders Agreement and Signature Pages of the other Stockholders with respect to such Stockholders Agreement, shall constitute one and the same document in accordance with the terms of such Stockholders Agreement.



                                   /s/ Debra Liebert
                                   ------------------------------------------
                                   Debra Liebert

                                   Address:
                                            ---------------------------------

                                            ---------------------------------

                                SIGNATURE PAGE TO

                             STOCKHOLDERS AGREEMENT

                                  BY AND AMONG

                       LION BIOSCIENCE AKTIENGESELLSCHAFT

                       AND EACH STOCKHOLDER NAMED THEREIN

         The undersigned hereby executes and delivers the Stockholders Agreement (the "STOCKHOLDERS AGREEMENT") to which this Signature Page is attached, which Stockholders Agreement and Signature Page, together with all counterparts of such Stockholders Agreement and Signature Pages of the other Stockholders with respect to such Stockholders Agreement, shall constitute one and the same document in accordance with the terms of such Stockholders Agreement.



                                   /s/ John Kiely
                                   ------------------------------------------
                                   John Kiely

                                   Address:
                                            ---------------------------------

                                            ---------------------------------

                                SIGNATURE PAGE TO

                             STOCKHOLDERS AGREEMENT

                                  BY AND AMONG

                       LION BIOSCIENCE AKTIENGESELLSCHAFT

                       AND EACH STOCKHOLDER NAMED THEREIN

         The undersigned hereby executes and delivers the Stockholders Agreement (the "STOCKHOLDERS AGREEMENT") to which this Signature Page is attached, which Stockholders Agreement and Signature Page, together with all counterparts of such Stockholders Agreement and Signature Pages of the other Stockholders with respect to such Stockholders Agreement, shall constitute one and the same document in accordance with the terms of such Stockholders Agreement.




                                   /s/ Alan Hillyard
                                   ------------------------------------------
                                   Alan Hillyard

                                   Address:
                                            ---------------------------------

                                            ---------------------------------

                                SIGNATURE PAGE TO

                             STOCKHOLDERS AGREEMENT

                                  BY AND AMONG

                       LION BIOSCIENCE AKTIENGESELLSCHAFT

                       AND EACH STOCKHOLDER NAMED THEREIN

         The undersigned hereby executes and delivers the Stockholders Agreement (the "STOCKHOLDERS AGREEMENT") to which this Signature Page is attached, which Stockholders Agreement and Signature Page, together with all counterparts of such Stockholders Agreement and Signature Pages of the other Stockholders with respect to such Stockholders Agreement, shall constitute one and the same document in accordance with the terms of such Stockholders Agreement.



                                   /s/ Patrick Sinko
                                   ------------------------------------------
                                   Patrick Sinko

                                   Address:
                                            ---------------------------------

                                            ---------------------------------

                                SIGNATURE PAGE TO

                             STOCKHOLDERS AGREEMENT

                                  BY AND AMONG

                       LION BIOSCIENCE AKTIENGESELLSCHAFT

                       AND EACH STOCKHOLDER NAMED THEREIN

         The undersigned hereby executes and delivers the Stockholders Agreement (the "STOCKHOLDERS AGREEMENT") to which this Signature Page is attached, which Stockholders Agreement and Signature Page, together with all counterparts of such Stockholders Agreement and Signature Pages of the other Stockholders with respect to such Stockholders Agreement, shall constitute one and the same document in accordance with the terms of such Stockholders Agreement.



                                   CHEMNAVIGATOR.COM, INC.


                                   By:
                                            ------------------------------------
                                   Name:
                                            ------------------------------------
                                   Title:
                                            ------------------------------------

                                   Address:
                                                --------------------------------

                                                --------------------------------

                                SIGNATURE PAGE TO

                             STOCKHOLDERS AGREEMENT

                                  BY AND AMONG

                       LION BIOSCIENCE AKTIENGESELLSCHAFT

                       AND EACH STOCKHOLDER NAMED THEREIN

         The undersigned hereby executes and delivers the Stockholders Agreement (the "STOCKHOLDERS AGREEMENT") to which this Signature Page is attached, which Stockholders Agreement and Signature Page, together with all counterparts of such Stockholders Agreement and Signature Pages of the other Stockholders with respect to such Stockholders Agreement, shall constitute one and the same document in accordance with the terms of such Stockholders Agreement.



                                     DOMAIN PARTNERS, II, L.P.


                                   One Palmer Square Associates II, L.P.

                                   By:      /s/ James C. Blair
                                            ------------------------------------
                                   Name:    James C. Blair
                                            ------------------------------------
                                   Title:   General Partner
                                            ------------------------------------

                                              Address:  One Palmer Square
                                                        Princeton, N.J.  08542

                                SIGNATURE PAGE TO

                             STOCKHOLDERS AGREEMENT

                                  BY AND AMONG

                       LION BIOSCIENCE AKTIENGESELLSCHAFT

                       AND EACH STOCKHOLDER NAMED THEREIN

         The undersigned hereby executes and delivers the Stockholders Agreement (the "STOCKHOLDERS AGREEMENT") to which this Signature Page is attached, which Stockholders Agreement and Signature Page, together with all counterparts of such Stockholders Agreement and Signature Pages of the other Stockholders with respect to such Stockholders Agreement, shall constitute one and the same document in accordance with the terms of such Stockholders Agreement.



                                   DOMAIN PARTNERS, III, L.P.

                                   One Palmer Square Associates III, L.P.

                                   By:      /s/ James C. Blair
                                            ------------------------------------
                                   Name:    James C. Blair
                                            ------------------------------------
                                   Title:   General Partner
                                            ------------------------------------

                                            Address:   One Palmer Square
                                                       Princeton, N.J.  08542

                                SIGNATURE PAGE TO

                             STOCKHOLDERS AGREEMENT

                                  BY AND AMONG

                       LION BIOSCIENCE AKTIENGESELLSCHAFT

                       AND EACH STOCKHOLDER NAMED THEREIN

         The undersigned hereby executes and delivers the Stockholders Agreement (the "STOCKHOLDERS AGREEMENT") to which this Signature Page is attached, which Stockholders Agreement and Signature Page, together with all counterparts of such Stockholders Agreement and Signature Pages of the other Stockholders with respect to such Stockholders Agreement, shall constitute one and the same document in accordance with the terms of such Stockholders Agreement.



                                     DP III ASSOCIATES, L.P.


                                   One Palmer Square Associates III, L.P.

                                   By:      /s/ James C. Blair
                                            ------------------------------------
                                   Name:    James C. Blair
                                            ------------------------------------
                                   Title:   General Partner
                                            ------------------------------------

                                              Address:    One Palmer Square
                                                          Princeton, N.J.  08542

                                SIGNATURE PAGE TO

                             STOCKHOLDERS AGREEMENT

                                  BY AND AMONG

                       LION BIOSCIENCE AKTIENGESELLSCHAFT

                       AND EACH STOCKHOLDER NAMED THEREIN

         The undersigned hereby executes and delivers the Stockholders Agreement (the "STOCKHOLDERS AGREEMENT") to which this Signature Page is attached, which Stockholders Agreement and Signature Page, together with all counterparts of such Stockholders Agreement and Signature Pages of the other Stockholders with respect to such Stockholders Agreement, shall constitute one and the same document in accordance with the terms of such Stockholders Agreement.



                                    DOMAIN ASSOCIATES, L.L.C.


                                    By:      /s/ James C. Blair
                                             -----------------------------------
                                    Name:    James C. Blair
                                             -----------------------------------
                                    Title:   Managing Member
                                             -----------------------------------

                                             Address:     One Palmer Square
                                                          Princeton, N.J.  08542

                                SIGNATURE PAGE TO

                             STOCKHOLDERS AGREEMENT

                                  BY AND AMONG

                       LION BIOSCIENCE AKTIENGESELLSCHAFT

                       AND EACH STOCKHOLDER NAMED THEREIN

         The undersigned hereby executes and delivers the Stockholders Agreement (the "STOCKHOLDERS AGREEMENT") to which this Signature Page is attached, which Stockholders Agreement and Signature Page, together with all counterparts of such Stockholders Agreement and Signature Pages of the other Stockholders with respect to such Stockholders Agreement, shall constitute one and the same document in accordance with the terms of such Stockholders Agreement.



                                    ONE PALMER SQUARE ASSOCIATES II, III, LP


                                    By:      /s/ James C. Blair
                                             -----------------------------------
                                    Name:    James C. Blair
                                             -----------------------------------
                                    Title:   General Partner
                                             -----------------------------------

                                    Address:
                                                 -------------------------------

                                                 -------------------------------

                               ARTICLE VSCHEDULE A



                                                                           Options to Purchase
Stockholder's Name                            Share of Common Stock            Common Stock
------------------                            ---------------------        -------------------

Robert S. Whitehead                                             0                   242,557
James C. Blair                                             30,000                    27,358
Michael G. Grey                                            23,000                   600,000
Lawrence D. Muschek                                         1,000                   295,000
Harvey S. Sadow                                            11,460                    29,841
Ronald R. Tuttle                                          261,258                    65,010
Myra N. Williams                                                                     20,000
Bruce L.A. Carter                                                                    15,000
George Grass                                            1,398,200                   225,000
Gerard A. Wills                                                 0                   175,000
Richard Kaufman                                                 0                   213,500
Edward Yip                                                      0                    60,000
Mark Schwartz                                               4,996                   225,000
Debra Liebert                                                   0                   151,700
John Kiely                                                  5,356                   156,000
Alan Hillyard                                               2,496                   150,000
Patrick Sinko                                             125,000                   225,000
ChemNavigator.com Inc.                                   *725,000                         0
Domain Partners, II, LP                                 **962,724                         0
Domain Partners, III, LP                                **891,133                         0
DP III Associates, LP                                    **30,936                         0
Domain Associates, LLC                                    **6,966                         0
One Palmer Square Associates II, III, LP                 *119,300                         0



*  Based on information from Carson Group/Thomson Financial
**  As of March 31, 2000